RS Variable Products Trust

RS Cash Management VIP Series

Supplement to Prospectus
Dated October 9, 2006

The third paragraph of the description of the “Principal Investments” of RS Cash Management VIP Series on page 2 is deleted in its entirety and replaced with the following:

“The Series may not invest more than 5% of its assets in the securities of any one issuer, except for securities issued by the U.S. government or U.S. government agencies, although the Series may invest up to 10% of its assets in the securities of any single issuer for a period of up to three business days as permitted by applicable law.”

January 19, 2007

Guardian Investor Services LLC, distributor.

P712

PS-0035  (01/07)